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                                                                Exhibit 10.28
                              TERM PROMISSORY NOTE



Principal amount $_____________________ Date:_____________________

FOR VALUE RECEIVED, the undersigned, ______________________ ("Borrower") hereby promises to pay to the order of Optimum Health Services, Inc. (the "Lender"), or the designee or assignee of Lender, in lawful money of the United States and in immediately available funds, the principal amount of _____________________________ ($___________), plus interest at a rate of 6.1%
per annum, payable in full on January 30, 1999.

         This Note may be prepaid at any time without penalty.

         This note shall, at the option of any holder thereof, be immediately due and payable upon the occurrence of any of the following:

1)  Failure to make payment due hereunder within 7 days of its due date.
2) Upon the death, incapacity, dissolution or liquidation of the undersigned, or any endorser, guarantor to surety hereto.
3) Upon the filing by any of the undersigned of an assignment for the benefit of creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

         In the event this note shall be in default and placed for collection, then the undersigned agrees to pay all reasonable attorney fees and costs of collection. Payment not made within seven (7) days of the due date shall be subject to a late charge of 1.5% of said payment. In the event of default by Borrower, Lender may seek entry of a judgment by confession for outstanding principal, interest, attorney fees, penalties, and any other costs related to collection. Lender may assign this note.

         All payments hereunder shall be made to such address as may from time to time be designated by any holder. The undersigned agrees to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agrees to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon the undersigned, notwithstanding the acknowledgment of the undersigned. The rights of any holder hereof shall be cumulative and not necessarily successive.
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         This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Delaware.


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Borrower                                    Date
Name:


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Witness                                     Date
Name: